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                                                             EXHIBIT 24.01

                                POWER OF ATTORNEY

        WHEREAS, OKLAHOMA GAS AND ELECTRIC COMPANY, an Oklahoma corporation (herein referred to as the "Company"), is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement relating to the issuance and sale of additional participation interests and not more than an additional 1,500,000 shares of Common Stock, par value $2.50 per share, pursuant to the Company's Employees' Retirement Savings Plan (the "Plan"); and

        WHEREAS, each of the undersigned holds the office or offices in the Company hereinbelow set opposite his name, respectively;

        NOW, THEREFORE, each of the undersigned hereby constitutes and appoints J.G. HARLOW, JR., A.M. STRECKER and B.G. BUNCE, and each of them individually, his attorney, with full power to act for him and in his name, place and stead, to sign his name in the capacity or capacities set forth below to a Registration Statement relating to the issuance of and sale of an unlimited amount of participation interests and not more than an additional 1,500,000 shares of Common Stock pursuant to the Plan and to any and all amendments (including post-effective amendments) to such Registration Statement, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 12th day of October, 1993.


   J.G. Harlow, Jr., Chairman and President,       /s/ J.G. Harlow, Jr.
                     Principal Executive Officer  --------------------------
                     and Director

   Herbert H. Champlin, Director                   /s/ Herbert H. Champlin
                                                  --------------------------
   William E. Durrett, Director                    /s/ William E. Durrett
                                                  --------------------------
   Martha W. Griffin, Director                     /s/ Martha W. Griffin
                                                  --------------------------
   Hugh L. Hembree, III, Director                  /s/ Hugh L. Hembree, III
                                                  --------------------------
   John F. Snodgrass, Director                     /s/ John F. Snodgrass
                                                  --------------------------
   Bill Swisher, Director                          /s/ Bill Swisher
                                                  --------------------------
   John A. Taylor, Director                        /s/ John A. Taylor
                                                   --------------------------
   Ronald H. White, M.D., Director                 /s/ Ronald H. White, M.D.
                                                  --------------------------
   B.G. Bunce, Principal Accounting Officer        /s/ B.G. Bunce
                                                  --------------------------
   A.M. Strecker, Principal Financial Officer      /s/ A.M. Strecker
                                                  --------------------------


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   STATE OF OKLAHOMA   )
                       )  SS.
   COUNTY OF OKLAHOMA  )

        On the date indicated above, before me Lawanna Rogers, a Notary Public in and for said County and State, personally appeared the above named directors and officers of OKLAHOMA GAS AND ELECTRIC COMPANY, an Oklahoma corporation, and known to me to be the persons whose names are subscribed to the foregoing instrument, and they severally acknowledged to me that they executed the same as their own free act and deed.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the 12th day of October, 1993.


                                             /s/ Lawanna Rogers
   My Commission Expires:           ______________________________________
   December 20, 1994                Notary Public in and for the County of
                                    Oklahoma, State of Oklahoma


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